Principal Variable Contracts Funds, Inc.
Supplement dated June 29, 2021
to the Statement of Additional Information dated May 1, 2021
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, delete the row for Sara L. Reece, and replace with the following:

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Controller (since 2016)	Managing Director – Financial Analysis/Planning, PLIC (since 2021) Director – Accounting, PLIC (2015-2021)